SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            LAKEVIEW FINANCIAL CORP.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                            LAKEVIEW FINANCIAL CORP.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------


         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                    [Letterhead of Lakeview Financial Corp.]




October 29, 1998


To Our Stockholders:

         On behalf of the Board of Directors and management of Lakeview Financial Corp. (the "Corporation"), I cordially invite you to attend the 1998 Annual Meeting of Stockholders to be held at The Valley Regency located at 1129 Valley Road, Clifton, New Jersey on Tuesday, November 24, 1998 at 10:00 a.m., Eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as representatives of KPMG Peat Marwick LLP, the Corporation's independent public accountant, will be present to respond to any questions stockholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.


                                           Sincerely,



                                           Kevin J. Coogan
                                           President and Chief Executive Officer

                            LAKEVIEW FINANCIAL CORP.
                                1117 MAIN STREET
                           PATERSON, NEW JERSEY 07424
                                 (973) 742-3060
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 24, 1998
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Lakeview Financial Corp. (the "Corporation"), will be held at The Valley Regency, 1129 Valley Road, Clifton, New Jersey 07013 on Tuesday, November 24, 1998 at 10 a.m., Eastern time. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of three directors of the Corporation;

         2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Corporation for the fiscal year ending July 31 1999; and

         3. The approval of a Certificate of Amendment to the Corporation's Certificate of Incorporation increasing the number of authorized shares of common stock, par value $2.00 per share, from 10,000,000 shares to 30,000,000 shares; and

         4. Such other matters as may properly come before the Meeting or any adjournments thereof.


         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned.
Stockholders of record at the close of business on October 13, 1998, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE CORPORATION A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Sandra L. Coulthart
                                           Acting Secretary

Paterson, New Jersey
October 29, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                            LAKEVIEW FINANCIAL CORP.
                                1117 MAIN STREET
                           PATERSON, NEW JERSEY 07424
                                 (973) 742-3060
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 24, 1998
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lakeview Financial Corp. (the "Corporation") to be used at the 1998 Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at The Valley Regency, 1129 Valley Road, Clifton, New Jersey on Tuesday, November 24, 1998 at 10 a.m., local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about October 29, 1998.

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors, (ii) the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Corporation for the fiscal year ending July 31, 1999; (iii) to approve a certificate of amendment to the Corporation's Certificate of Incorporation increasing the number of authorized shares of common stock, par value $2.00, from 10,000,000 shares to 30,000,000 shares, and (iv) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Corporation (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at the address of the Corporation shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters, incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on October 13, 1998 ("Record Date") are entitled to one vote for each share of common stock ("Common Stock") then held. As of the Record Date, the Corporation had 4,818,478 shares of Common Stock issued and outstanding.

         The Certificate of Incorporation of the Corporation ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Corporation or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal II, and the proposal to increase the number of common shares, as set forth in Proposal III, by checking the appropriate box a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposals II and III shall be determined by a majority of the total votes cast affirmatively or negatively without regard to
(a) broker non-votes or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

         Unless otherwise required by law, all other matters shall be determined by a majority of the total votes cast affirmatively or negatively without regard to (a) broker non-votes or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                              Percent of Shares
                                        Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership     Outstanding
------------------------------------    --------------------     -----------

Lakeview Savings Bank Employee                 765,102              15.87%
Stock Ownership Plan ("ESOP")
1117 Main Street
Paterson, New Jersey 07424(1)

Kevin J. Coogan, President                     666,030              13.82%
and Chief Executive Officer
989 McBride Avenue
Paterson, New Jersey 07503(2)

All Directors and Executive Officers         1,879,626              36.27%
  as a Group (9 persons)(3)

-----------------
(1) The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from a third-party lender. For further information with respect to voting and investment power regarding shares held by the ESOP, see "Proposal I - Information with Respect to Nominees for Directors; Directors Whose Terms Continue and Executive Officers."

(2) Includes 665,459 shares over which Mr. Coogan has sole voting and dispositive power, and 571 over which he holds joint voting and dispositive power with his wife.

(3) Includes stock options to purchase 433,378 shares of Common Stock. Also includes 67,903 shares of Common Stock held by the ESOP which are allocated to executive officers. Excludes shares which are unallocated to participating employees. For further information, see Proposal I "Information with Respect to Nominees for Directors; Directors Whose Terms Continue and Executive Officers."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Corporation's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Corporation.

         Based upon a review of the copies of the forms furnished to the Corporation, or written representations from certain reporting persons, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers and directors, were complied with during the fiscal year ended July 31, 1998.

--------------------------------------------------------------------------------
                                   PROPOSAL I
          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Corporation for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting each to serve for a three-year term or until their successors have been elected and qualified.

         Kevin J. Coogan, Michael R. Rowe and Vincent A. Scola have been nominated by the Board of Directors to serve as directors. Messrs. Coogan, Rowe and Scola are currently members of the Board and have been nominated for a three-year term to expire in 2001. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees and the directors continuing in office, their name, age, the year they first became a director of the Corporation or the Savings Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Corporation is also a member of the Board of Directors of the Savings Bank. Beneficial ownership of executive officers and directors of the Corporation, as a group, is shown in the table under "Voting Securities and Principal Holders Thereof."

                                                                                         Common Stock Beneficially
                                                     Year First                                  Owned (2)
                                                     Elected           Term to         -----------------------------
Name                                Age(1)           Director          Expire           Shares            % of Class
----                                ------           --------          ------           ------            ----------
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Kevin J. Coogan                       49               1986              2001            666,030 (3)        13.82
Michael R. Rowe                       48               1987              2001            197,212 (4)(11)     4.06
Vincent A. Scola                      63               1995              2001             65,188 (5)         1.34

DIRECTORS CONTINUING IN OFFICE

Leo J. Costello                       73               1955              1999            168,525 (6)(11)     3.40
Leo J. Dean                           82               1981              1999            175,714 (7)(11)     3.57
Robert J. Davenport                   60               1994              2002             52,880 (8)         1.09
Dennis D. Pedra                       45               1994              2002             78,602 (8)         1.62

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Kevin M. McCloskey                    40                --                --             239,089 (9)         4.96
Anthony G. Gallo                      45                --                --             236,386 (10)        4.89


---------------------
(1)  At July 31, 1998.
(2)  As of Record Date, October 13, 1998.
(3) Includes 665,459 shares over which Mr. Coogan has sole voting and dispositive power and 571 shares over which he holds in joint ownership with his wife.
(4) Includes 34,248 shares which may be purchased through the exercise of stock options.
(5) Includes 35,460 shares which may be purchased through the exercise of stock options and 9,278 shares which he holds in joint ownership with his wife.
(6) Includes 121,218 shares which may be purchased through the exercise of stock options and includes 10,000 shares over which Mr. Costello has shared voting and investment power as co-trustee of the Lakeview Savings Bank Pension Plan.
(7) Includes 101,890 shares which may be purchased through the exercise of stock options and 19,964 shares which Mr. Dean holds in joint ownership with his wife.
(8) Includes 35,460 shares which may be purchased through the exercise of stock options.
(9) Includes 238,291 shares over which Mr. McCloskey has sole voting and investment power and 798 shares over which he has beneficial ownership.
(10) Includes 219,792 shares over which Mr. Gallo has sole voting and dispositive power, 6,594 shares over which he exercises shared voting and dispositive power with his spouse. Also, includes 10,000 shares over which Mr. Gallo has shared voting and dispositive power as a co-trustee of the Lakeview Savings Bank Pension Plan.
(11) Excludes 765,102 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from a third party lender. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Rowe, Costello, and Dean to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.

Biographical Information

         The principal occupation during the past five years of each nominee and director of the Corporation is set forth below.

         Kevin J. Coogan has been the President and Chief Executive Officer of the Savings Bank since 1986. Mr. Coogan began his service as an officer with the Savings Bank in 1982. Mr. Coogan has served as a director since 1987.

         Michael R. Rowe has served as a director of the Savings Bank since 1987. Mr. Rowe has been President of the New Jersey Nets since 1996. Prior to this position Mr. Rowe served as the General Manager of the New Jersey Sports and Exhibition Authority, which properties include Giant Stadium, the Meadowlands Arena and Racetrack.

         Vincent A. Scola was appointed to the Board of Directors in January 1995. Mr. Scola retired from his position as Senior Vice President of First Fidelity Bank, Newark, New Jersey in 1994.

         Leo J. Costello has been a director of the Savings Bank since 1955 and was the President and Chief Executive Officer of the Savings Bank from 1959 and 1986. Mr. Costello has served as the Chairman of the Board since 1986.

         Leo J. Dean has been a director of the Savings Bank since 1981. He is the retired owner of an automotive parts and service business and has also worked with civic organizations.

         Robert J. Davenport currently serves as the Executive Director of the Passaic Valley Sewerage Commissioners, a public company. He has been employed by the Passaic Valley Sewerage Commissioners since 1972.

         Dennis D. Pedra has served as the President and CEO of N.E. Restaurant Co. located in Westborough, Massachusetts, a 30 unit restaurant company since 1991.

Executive Officers Who Are Not Directors

         Kevin M.  McCloskey  has been the Vice  President  and Chief  Operating
Officer of the Savings Bank since 1989. In 1984, Mr. McCloskey began his services with the Savings Bank as an officer.

         Anthony G. Gallo has been the Vice President and Chief Financial Officer of the Savings Bank since 1989.

Nominations for Directors

         Pursuant to Article II, Section 15 of the Corporation's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to a notice in writing to the Secretary of the Corporation that is delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Corporation; provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Board of Directors may reject any nomination by a stockholder not made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

         The Corporation's Board of Directors conducts its business through meetings of the Board, Board committees and committees of the Savings Bank. During the fiscal year ended July 31, 1998, the Board of Directors of the Corporation held twelve (12) regular meetings and two (2) special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Corporation and the Savings Bank and committees on which such director served during the fiscal year ended July 31, 1998.

         The Personnel and Salary Committee consists of Leo J. Dean (Chairman) and Messrs. Pedra and Rowe. This standing committee determines the compensation and benefits of all officers and employees of the Corporation and Savings Bank. During fiscal 1998, the Personnel and Salary Committee met one time.

         The Audit and Control Committee consists of Michael R. Rowe (Chairman) and Messrs. Davenport and Scola. This standing committee meets quarterly and reviews the actions and reports of the internal audit department, and the independent auditor. The Committee also provides direction to the internal auditor. During fiscal 1998, this committee met four times.

         The Corporation's full Board of Directors acts as a Nominating Committee. This non-standing committee met once during the 1998 fiscal year.

Director Compensation

         Directors' Fees. During the fiscal year ended July 31, 1998, each member of the Board of Directors of the Corporation received $500 per meeting upon attendance. Members of the Board of Directors of the Savings Bank receive an annual retainer of $15,000. The Chairman of the Board of the Savings Bank received an annual retainer fee of $27,500. No additional fees are paid for committee meetings. Directors emeritus receive a fee of $5,000 per year. For the year ended July 31, 1998, the Corporation paid a total of $160,000 in directors' fees.

Executive Compensation

                                     SUMMARY COMPENSATION TABLE

                                                                                                         Long Term
                                                                                                        Compensation
                                                                  Annual Compensation                     Awards
                                                   ---------------------------------------------       ----------------------------

                                                                                                         Securities     All Other
                                      Fiscal                                      Other Annual           Underlying    Compensation
Name and Principal Position            Year        Salary ($)       Bonus ($)    Compensation(1)         Options(#)         ($)
-----------------------------       -------        ----------       ---------    ---------------       ------------    ------------

Kevin J. Coogan                        1998         350,000          60,610                                     -       156,650 (2)
President, and Chief Executive         1997         300,000          62,700            --                   4,000       147,377 (3)
Officer                                1996         270,000          50,000            --                  15,400       116,736 (4)

Kevin M. McCloskey                     1998         173,000          30,305                                     -        61,424 (2)
Vice President and                     1997         148,000          31,350            --                   4,000        97,790 (3)
Chief Operating Officer                1996         133,000          25,000            --                  15,400        69,848 (4)

Anthony G. Gallo                       1998         162,000          30,305                                     -        53,406 (2)
Vice President and                     1997         137,000          31,350            --                   4,000        92,201 (3)
Chief Financial Officer                1996         122,000          25,000            --                  15,400        65,440 (4)

-----------------------
(1) Except as otherwise disclosed, for fiscal years 1998, 1997 and 1996, there were no (a) prerequisites over the lesser of $50,000 or 10% of any of such executive officers' total salary and bonus for the year;
         (b)  payments  of  above-market   preferential   earnings  on  deferred
         compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement of maturation; (d) tax payment reimbursement; or (e) preferential discounts on stock.
(2) Includes the value of 1,085 shares allocated under the ESOP for each named executive officer, which had a market value of $23.50 per share at July 31, 1998. Also includes $131,152, $35,926, and $27,908 of accrued benefits under the SERP Plan for Messrs. Coogan, McCloskey and Gallo, respectively.
(3) Includes the value of 4,848 shares allocated under the ESOP for each named executive which had a market value of $16.50 per share at July
         31,  1997.  Also  includes  $67,385,  $17,798,  and  $12,209 of accrued benefits under the SERP Plan for Messrs. Coogan, McCloskey and Gallo, respectively.
(4) Includes the value of 5,464 shares allocated under the ESOP for each named executive which had a market value of $10.25 per share at July
         31,  1996.  Also  includes  $60,730,  $13,842,  and  $9,434 of  accrued benefits under the SERP Plan for Messrs. Coogan, McCloskey and Gallo, respectively.

Employment Agreements

         The Savings Bank entered into employment agreements (the "Agreements") with Messrs. Coogan, McCloskey and Gallo for terms of three years, renewable monthly. Under the Agreements, the employees may be terminated for "just cause" as defined in the Agreements. If the employees are terminated "without just cause," the employees are entitled to a continuation of salary for a period of three years thereafter. In the event of the termination of employment in connection with any change of control of the Savings Bank, the employees will be paid a lump sum amount equal to 2.99 times the prior five year average of the employees' annual taxable compensation. In the event of a change in control at July 31, 1998, and subsequent termination of employment, Messrs. Coogan, McCloskey, and Gallo would have been entitled to severance payments of approximately $1,888,000, $692,000, and $658,000, respectively.

Benefits

         Pension Plan. The Savings Bank sponsors a tax-qualified defined benefit pension plan (the "Pension Plan"). All full-time employees of the Savings Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of service. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 62). The annual benefit payable as a life annuity under the Pension Plan is equal to the sum of the participants accrued benefit as of January 31, 1995, and the benefit which can be provided by the actuarial accumulations of the contributions made on the participant's behalf each year. For Participant's with one to five years of service, the contribution is equal to 2.25% of compensation up to the Social Security taxable wage base for the plan year of reference plus 4.5% of compensation in excess of the Social Security taxable wage base for the plan year of reference. For participants with six to ten years of service, the contribution is equal to 3.00% of compensation up to the Social Security taxable wage base for the plan year of reference plus 6.00% of compensation in excess of the Social Security taxable wage base for the plan year of reference. For participants with more than ten years of service, the contributions equal to 4.00% of compensation up to the Social Security taxable wage base for the plan year of reference plus 8.00% of compensation in excess of the Social Security Taxable Wage Base for the plan year of reference. A participant may elect an early retirement at age 60 with 20 years of service and may elect to receive a reduced monthly benefit. At July 31, 1998, Messrs. Coogan, McCloskey, and Gallo had 15, 13 and 9 years of credited service, respectively, under the Pension Plan. Upon normal retirement at age 62, Messrs. Coogan, McCloskey, and Gallo would each receive an annual benefit of $62,957, $80,430, and $48,257, respectively.

         Supplemental Executive Retirement Plan. The Savings Bank has adopted a supplemental executive retirement plan ("SERP") for the benefit of Messrs. Coogan, McCloskey and Gallo. The purpose of the SERP is to furnish each participant with supplemental post-retirement benefits in addition to those which will be provided under the Savings Bank's pension plan and other retirement benefits. The SERP will provide a supplemental benefit necessary to furnish the pension benefits based upon the formula contained in the Pension Plan, without regard to the limitations under the Code regarding maximum benefits levels. Payments under the SERP will be accrued for financial reporting purposes based upon the vesting of such benefits. The SERP shall be unfunded. There are no tax consequences to either the participant or the Savings Bank related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Savings Bank will be entitled to recognize a tax-deductible compensation expense at that time. Benefits under the SERP shall be immediately payable upon death or disability of the participant, or upon termination of participant within one year of a change in control of the Savings Bank. Upon normal retirement at age 62, Messrs. Coogan, McCloskey and Gallo would each receive an annual benefit of $247,155, $162,191, and $70,615, respectively.

         Stock Option Plan. In connection with the Savings Bank's conversion from mutual to stock form in December 1993 (the "Conversion") and acquisition of the outstanding stock of the Bank by the Corporation, (the "Reorganization"), the Corporation's Board of Directors adopted the 1993 Stock Option Plan (the "Option Plan"), which was ratified by stockholders of the Corporation on May 26, 1994 at a special meeting of stockholders. Pursuant to the Option Plan, 507,382 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors and key employees of the Corporation from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Corporation. The Option Plan, which became effective upon the Reorganization, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. Options become immediately vested in the event of death, disability or a "change-in-control" of the Corporation or the Savings Bank. Each named executive officer did not receive any stock options during fiscal 1998.


              Option/SAR Exercises and Fiscal Year End Value Table
 Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
 --------------------------------------------------------------------------------


                                                                   Number of
                                                                   Securities            Value of
                                                                   Underlying          Unexercised
                                                                   Unexercised         In-The-Money
                                                                   Options/SARs        Options/SARs
                                                                   at FY-End (#)     at -End ($) (1)
                                                                   -------------     ---------------
                      Shares Acquired                              Exercisable/        Exercisable
Name                  on Exercise (#)     Value Realized ($) (1)   Unexercisable      Unexercisable
----                  ---------------     ----------------------   -------------      -------------

Kevin J. Coogan                 260,876          5,031,841             0 / 0                 0
Kevin M. McCloskey               98,024          1,817,142             0 / 0                 0
Anthony G. Gallo                 98,024          1,817,142             0 / 0                 0


------------------------------
(1) Based upon the closing price of the Common Stock as of July 31, 1998 of $23.50 per share.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Corporation consists of Director Dean
- Chairman, and Directors Pedra and Rowe. The committee serves as the Compensation Committee for the Savings Bank. Members of the committee are non-employee directors of the Corporation and the Savings Bank. The committee meets annually to review the performance of the Savings Bank's officers and employees, and to determine compensation programs and salary actions for the Savings Bank and its personnel.

Board Compensation Committee Report on Executive Compensation

         The Savings Bank's Compensation Committee met once during the fiscal year ended July 31, 1998 to review compensation paid to executive officers and to determine the level of any increases in the salary budget for executive officers to take effect during the following year. As to each executive officer, the committee first considers recommendations presented by the Chief Executive Officer. The committee reviews various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Savings Bank's market area. During the fiscal year ended July 31, 1998, the committee looked at institutions with total assets of $300 million to $600 million. Although the committee does not set compensation levels for executive officers based on whether particular financial goals have been achieved by the Corporation, the committee does consider the overall profitability of the Corporation when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Corporation over the past year are also evaluated.

         The Compensation Committee has the following goals for compensation programs impacting the executive officers of the Corporation and the Bank:

         o  to  provide   motivation  for  the  executive  officers  to  enhance
stockholder value by linking their compensation to the future value of the Corporation's stock:

         o to retain the executive officers who have led the Corporation to build its existing market franchise and to allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Corporation's level of performance; and

         o to maintain reasonable fixed compensation costs by targeting base salaries at a competitive average.

         For the fiscal year ended July 31, 1998, Kevin J. Coogan, President and Chief Executive Officer, received an increase in salary from $300,000 to $350,000, Kevin McCloskey, Vice President and Chief Operating Officer received an increase in salary from $148,000 to $173,000, and Anthony G. Gallo, Vice President and Chief Financial Officer received an increase from $137,000 to $162,000. With respect to the compensation of Messrs. Coogan, McCloskey and Gallo, the Committee considered the Corporation's increase in net income from the prior fiscal year of $3.4 million or 56%, as well as the overall profitability of the Corporation and related compensation survey data, in its determination of the salary increase awarded to Messrs. Coogan, McCloskey, and Gallo. The cash bonuses paid to Messrs. Coogan, McCloskey and Gallo decreased from the prior year, with no awards of stock options or other stock awards made during the fiscal year. See "Executive Compensation - Summary Compensation Table."

         The Compensation Committee:

         --Leo J. Dean, Chairman
         --Dennis D. Pedra
         --Michael R. Rowe

Performance Graph

         Set forth on the following page is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of December 22, 1993 (the date of initial issuance of the Common
Stock). All of these cumulative total returns are computed assuming the reinvestment of dividends.

         There can be no assurance that the Corporation's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Corporation will not make nor endorse any predictions as to future stock performance.


                               [GRAPHIC OMITTED]

---------------------------------------------------------------------------------------------------------------
                              1993 ($)      1994 ($)       1995 ($)       1996 ($)       1997 ($)       1998 ($)
---------------------------------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index        100.00         93.19         130.86         142.55         210.42         248.25
---------------------------------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index        100.00        108.12         126.11         154.83         263.88         329.77
---------------------------------------------------------------------------------------------------------------
Lakeview Financial Corp.      100.00        170.18         199.10         256.38         458.11         657.38
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Savings Bank has followed a policy of not granting loans to officers, directors and employees. However, loans may be made to members of the immediate families of officers, directors and employees. The loans have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, that apply to the Savings Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                                   PROPOSAL II
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         KPMG Peat Marwick LLP was the Corporation's independent public accountant for the 1998 fiscal year. The Board of Directors of the Corporation presently intends to renew the Corporation's arrangement with KPMG Peat Marwick LLP to be its auditors for the fiscal year ended July 31, 1999. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Corporation at the Meeting. The Board of Directors recommends the stockholders vote FOR" the ratification of the appointment of the KPMG Peat Marwick LLP as the Corporation's auditors for the fiscal year ended July 31, 1999.

--------------------------------------------------------------------------------
                                  PROPOSAL III
                   APPROVAL OF AMENDMENT TO THE CERTIFICATE OF
                INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK
--------------------------------------------------------------------------------

         The Board of Directors approved a proposal to amend the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 30,000,000 shares and further decreed that the proposal be submitted to the shareholders with the recommendation that the amendment be approved. The text of the proposed amendment is set forth in Appendix A to this Proxy Statement.

         At this time, the Corporation has no present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock. Nevertheless, the Board of Directors believes that the proposal is desirable so that, as the need may arise, the Corporation will have more financial flexibility and be able to issue shares of Common Stock, without the expense and delay of a special shareholders' meeting, in connection with future opportunities for expanding the business through investments or acquisitions, possible stock splits or stock dividends, equity financing, management incentive and employee benefit plans, and for other general corporate purposes.

         Authorized but unissued shares of the Corporation's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Corporation's stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

         The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareholders of the Corporation. However, to the extent that shares are subsequently issued to persons other than the present shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on present shareholders.

         The Board of Directors of the Corporation believes, however, that the proposed amendment to the Corporation's Certificate of Incorporation will provide several long-term benefits to the Corporation and its shareholders, including the flexibility to pursue acquisitions in exchange for Common Stock of the Corporation. While the Corporation has no specific plans, proposals, understandings or agreements for any such acquisition, the issuance of additional shares of Common Stock for an acquisition may have a dilutive effect on earnings per share and book value per share, as well as a dilutive effect on the voting power of existing shareholders. The Corporation would expect that any such dilutive effect on earnings per share and/or book value per share would be relatively short-term in duration.

         The issuance of additional shares of Common Stock by the Corporation also may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger. The proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult an attempt by another person or entity to obtain control of the Corporation, though the Board of Directors has no present intention of issuing additional shares for such purposes and has no present knowledge of any such takeover efforts.

         Approval of this proposal requires an affirmative vote of at least a majority of the votes cast by the shareholders of the Corporation at the Meeting. The Board of Directors recommends a vote "FOR" the adoption of the Certificate of Amendment to the Certificate of Incorporation.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

         The audited financial statements of the Corporation for the fiscal year ended July 31, 1998, prepared in conformity with generally accepted accounting principles, are included in the Corporation's 1998 Annual Report to Stockholders, which accompanies this Proxy Statement. Any stockholder who has not received a copy of the Corporation's Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as a part of the Corporation's proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices at 989 McBride Avenue, West Paterson, New Jersey, 07424, no later than July 1, 1999.

         In the event the Corporation receives notices of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Corporation's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Corporation to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Corporation's main office by July 1, 1999. The Articles of Incorporation provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Corporation's main office by July 1, 1999, the proposal will not be eligible for presentation at the meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                             SOLICITATION OF PROXIES
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Sandra L. Coulthart
                                           Acting Secretary

Paterson, New Jersey
October 29, 1998

Appendix A

                          DESCRIPTION OF THE AMENDMENT
                         TO CERTIFICATE OF INCORPORATION

          The opening paragraph of Article VII of the Corporation's Certificate of Incorporation, which paragraph now reads as follows:

          The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 10,000,000 shares of common stock, $2.00 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Certificate or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares may be paid in whole or in part, in cash, real property, in tangible or intangible personal property, including stock of another corporation, in labor or services actually performed for the corporation or in its formation, or as otherwise permitted by New Jersey law. In the absence of actual fraud in the transaction, the judgment of the board of directors or the stockholders as the case may be as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

shall be amended so that from and after adoption of the Amendment, said paragraph shall read as follows:

          The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 30,000,000 shares of common stock, $2.00 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Certificate or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares may be paid in whole or in part, in cash, real property, in tangible or intangible personal property, including stock of another corporation, in labor or services actually performed for the corporation or in its formation, or as otherwise permitted by New Jersey law. In the absence of actual fraud in the transaction, the judgment of the board of directors or the stockholders as the case may be as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

APPENDIX B

--------------------------------------------------------------------------------
                            LAKEVIEW FINANCIAL CORP.
                                1117 MAIN STREET
                           PATERSON, NEW JERSEY 07424
                                 (973) 742-3060
                         ANNUAL MEETING OF STOCKHOLDERS
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                                November 24, 1998
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         The  undersigned  hereby  appoints  the Board of  Directors of Lakeview
Financial  Corp.   ("Corporation"),   or  its  designee,  with  full  powers  of
substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at The Valley Regency, 1129 Valley Road, Clifton, New Jersey, on Tuesday, November 24, 1998 at 10 a.m., and at any and all adjournments thereof, as follows:

                                                   VOTE FOR        VOTE WITHHELD
                                                   --------        -------------

1.        The election as a director of the three
          nominees listed below for terms to         |_|                |_|
          expire in 2001 (except as marked to the
          contrary).


          Kevin J. Coogan
          Michael R. Rowe
          Vincent A. Scola

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided.

                                                     FOR      AGAINST    ABSTAIN
                                                     ---      -------    -------
2.        The ratification of the appointment of
          KPMG Peat Marwick LLP as
          independent auditors for the               |_|        |_|        |_|
          Corporation for the fiscal year ending
          July 31, 1999.

3.        The  approval  of a  Certificate  of       |_|        |_|        |_|
          Amendment  to the Corporation's
          Certificate of Incorporation increasing
          the number of authorized shares of
          Common Stock to 30,000,000 shares.


          The Board of Directors recommends a vote "FOR" the above listed proposition.

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THIS  SIGNED  PROXY  WILL BE  VOTED  AS  DIRECTED,  BUT IF NO  INSTRUCTIONS  ARE
SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE
PRESENTED AT THE MEETING.
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

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Corporation of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of the Meeting, a Proxy Statement dated October 29, 1998, and the 1998 Annual Report to Stockholders.



Dated:                , 1998
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PRINT NAME OF STOCKHOLDER                         PRINT NAME OF STOCKHOLDER



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SIGNATURE OF STOCKHOLDER                          SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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           PLEASE    COMPLETE,  DATE,  SIGN AND MAIL THIS PROXY  PROMPTLY IN THE
                     ENCLOSED POSTAGE-PREPAID ENVELOPE.
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